Exhibit 99.2

1 | NASDAQ: SLP Earnings Call – Q4 FY21 October 25, 2021 1

2 | NASDAQ: SLP With the exception of historical information, the matters discussed in this presentation are forward - looking statements that involve a number of risks and uncertainties . Words like “believe,” “expect” and “anticipate” mean that these are our best estimates as of this writing, but that there can be no assurances that expected or anticipated results or events will actually take place, so our actual future results could differ significantly from those statements . Factors that could cause or contribute to such differences include, but are not limited to : our ability to maintain our competitive advantages, acceptance of new software and improved versions of our existing software by our customers, the general economics of the pharmaceutical industry, our ability to finance growth, our ability to continue to attract and retain highly qualified technical staff, our ability to identify and close acquisitions on terms favorable to the Company, and a sustainable market . Further information on our risk factors is contained in our quarterly and annual reports and filed with the U . S . Securities and Exchange Commission . Safe Harbor Statement

3 | NASDAQ: SLP Financial Highlights » Total Revenue Growth Exceeds Revised Guidance • 12% growth for FY21 vs. guidance of 5 - 10% growth » Continued Strong Software Performance • 28% revenue growth for FY21 vs. guidance of 20 - 25% growth • Accelerated growth continues » Service Business Continues to Build Backlog • 6% revenue decline for FY21 vs. guidance of 7 - 12% decline • Q4 performance as expected with good underlying pipeline

Software Highlights

GastroPlus®

- 20% growth in quarter; 16% for FY21
- 17 peer reviewed journal articles published in Q4
- 20 multi-year licenses during FY21

3
New $100k+ customers

20
Multi-year Licenses Signed

14
Upsells

ADMET Predictor®

- 26% growth in quarter; 20% for FY21
- New functionality delivered in Q3 continues to support accelerated growth

+20%
ADMET Predictor®
YOY Growth

MonolixSuite®

- Q4 declined as expected; YOY decline due to early renewals during year
- 20% FY21 revenue growth (full year vs full year)
- New Monolix Suite release schedule for Q1 FY22

+20%
Monolix®
YOY Growth

4 | NASDAQ: SLP

SimulationsPlus
Cognigen | DILIsym Services | Lixoft

Services Highlights

PKPD

- **Q4 project disruptions returning to "normal" levels**
- **Underlying bookings activity is good**
  - 10% increase in backlog for Q4; 49% increase for FY21
- **Significant client support in Q4**
  - Critical support to multi region regulatory approval and FDA submission of new COVID therapy
- **Operational improvements achieved**
  - Increases in average contract value, yield and consultant utilization rates for FY21

QSP/QST

- **1 new + 1 renewal DILIsym consortium members in Q4**
- **Q4 revenue down as anticipated but pipeline activity has accelerated**
  - Q1 FY22 bookings target achieved midway through quarter
  - Toxicological project opportunities picked up and multiple QSP projects in late-stage proposal status

PBPK

- 2 significant FDA funded projects announced in Q4
- 63% increase in backlog for FY21

+23%
Backlog YOY Growth

36%
Projects YOY Growth

5
New PKPD Clients

5 | NASDAQ: SLP

SimulationsPlus
Cognigen | DILIsym Services | Lixoft

6 | NASDAQ: SLP FY22 Outlook Growth Targets: 10% to 15% Total Revenue Growth 55% to 60% Software Revenue % of Total Revenue 40% to 45% Service Revenue % of Total Revenue Commentary: » Software business carries strong momentum; incremental releases planned for FY22. » Services business remains volatile but long - term outlook remains unchanged; backlog rebuilt and pipeline activity is strong » Focus on business development through strategic investment in sales and marketing & cross selling efforts » M&A remains strategic enhancement to organic growth objectives

7 | NASDAQ: SLP Financial Results

8 | NASDAQ: SLP Q4 Revenue (in millions) +3% Total Revenue $3.8 $4.7 $5.4 $4.2 $4.8 $4.4 $8.0 $9.5 $9.8 4Q19 4Q20 4Q21 Software Services 50% 50% 4Q20 Mix Software Services 55% 45% 4Q21 Mix Software Services +14% Software Revenue - 7% Services Revenue Q4 Revenue (in millions)

9 | NASDAQ: SLP YTD Revenue (in millions) $18.5 $21.6 $27.7 $15.5 $20.0 $18.8 $34.0 $41.6 $46.5 FY19 FY20 FY21 Software Services +12% Total Revenue +28% Software Revenue - 6% Services Revenue 52% 48% FY20 Mix Software Services 60% 40% FY21 Mix Software Services Fiscal Year Revenue (in millions)

10 | NASDAQ: SLP 81% 83% 85% 63% 61% 55% 71% 72% 72% 4Q19 4Q20 4Q21 Software Services Total Gross Margin Trends – Q4

11 | NASDAQ: SLP Gross Margin Trends – Fiscal Year 84% 87% 88% 61% 61% 61% 73% 74% 77% FY19 FY20 FY21 Software Services Total

12 | NASDAQ: SLP Software Revenue by Product 57% 22% 15% 6% Q4 FY21 Software Product as % of Software Revenue 59% 18% 16% 7% FY21 Other Other

13 | NASDAQ: SLP Software Performance Metrics – Q4 Avg. Revenue per Customer (in thousands) $42 $42 $55 $60 $62 $65 FY19 FY20 FY21 All Companies Commercial Companies 93% 88% 90% 86% 93% 77% FY19 FY20 FY21 Fees Accounts Software Performance Metrics – Q4 50%+ of FY21 non - renewals are nonprofit accounts Renewal Rates

14 | NASDAQ: SLP Software Performance Metrics – YTD Avg. Revenue per Customer (in thousands) $67 $69 $85 $111 $111 $121 FY19 FY20 FY21 All Companies Commercial Companies Renewal Rates 93% 93% 92% 85% 89% 83% FY19 FY20 FY21 Fees Accounts Software Performance Metrics – Fiscal Year 50%+ of FY21 non - renewals are nonprofit accounts

15 | NASDAQ: SLP Services Revenue by Type 6% 16% 25% 53% Other PBPK QSP/QST PKPD Q4 FY21 Services Types as % of Service Revenue 9% 14% 28% 49% Other PBPK QSP/QST PKPD YTD FY21

16 | NASDAQ: SLP Services Performance Metrics $11.1 $10.5 $13.0 FY2019 FY2020 FY2021 Backlog (in millions) 85 117 176 42 39 24 77 97 81 62 204 253 343 FY2019 FY2020 FY2021 PKPD QSP/QST PBPK Other Backlog Services Performance Metrics Total Projects

17 | NASDAQ: SLP Income Statement Summary – Q4 (in millions, except EPS) FY21 % of Rev FY20 % of Rev Revenues $9.8 100% $9.5 100% Revenue Growth 3% 19% Gross profit 7.1 72% 6.9 72% R&D 1.3 13% 0.9 9% SG&A 5.6 57% 3.7 39% Total operating exp 6.9 70% 4.7 49% Income from operations 0.2 2% 2.2 23% Other income (expense) 0.0 0% (0.2) - 2% Income before income taxes 0.2 2% 2.0 21% Income taxes (0.1) - 1% (0.2) - 2% Effective tax rate - 73% - 7% Net income $0.3 3% $2.2 23% Diluted earnings per share $0.01 $0.11 EBITDA $1.1 11% $2.9 31%

18 | NASDAQ: SLP Income Statement Summary – Fiscal Year (in millions, except EPS) FY21 % of Rev FY20 % of Rev Revenues $46.5 100% $41.6 100% Revenue Growth 12% 22% Gross profit 35.9 77% 30.9 74% R&D 4.0 9% 3.0 7% SG&A 20.6 44% 16.4 39% Total operating exp 24.6 53% 19.3 46% Income from operations 11.3 24% 11.6 28% Other income (expense) (0.2) 0% (0.2) - 1% Income before income taxes 11.1 24% 11.4 27% Income taxes 1.3 3% 2.1 5% Effective tax rate 12% 18% Net income $ 9.8 21% $9.3 22% Diluted earnings per share $0.47 $0.50 EBITDA $14.5 31% $14.3 34%

19 | NASDAQ: SLP Balance Sheet Summary (in millions) Aug. 31, 2021 Aug. 31, 2020 Cash and short - term investments $123.6 $116.0 Total current assets 139.3 129.1 Total assets 180.0 168.4 Current liabilities 11.6 5.5 Long - term liabilities 2.6 6.9 Total liabilities 14.2 12.4 Shareholders’ equity 165.8 156.0 Total liabilities and shareholders’ equity 180.0 168.4

20 | NASDAQ: SLP Conclusion » Industry adoption of model informed drug development tools and techniques continues to expand » Scientific credibility with academia and regulatory agencies » Software business with accelerated revenue growth rates and expanded product functionality » Services business steadily normalizing with improved backlog and strong bookings SECURE LEADERSHIP POSITION IN BIOSIMULATION MARKET